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                                                                   EXHIBIT 10.61




                           PLACEMENT AGENT AGREEMENT



Bathgate McColley Capital Group LLC
5350 South Roslyn Street, Suite 380
Englewood, CO  80111

Gentlemen:

         Integrated Security Systems, Inc. (the "Company"), hereby confirms its agreement with you (the "Placement Agent") as follows:

                                   SECTION 1
                           Description of Securities

         The Company proposes to offer and sell to qualified investors up to 25,000 units of the Company's securities on terms as set forth herein (the "Offering").

         Each unit ("Unit" or, if used in the plural, "Units") shall consist of one (1) share ("Share" or, if used in the plural, "Shares") of the Company's $20.00 convertible preferred stock ("Preferred Stock") and eight (8) common stock purchase warrants ("Warrant" or, if used in the plurals, "Warrants").
The Units will be offered on a "best efforts" basis and the offering price shall be $20.00 per Unit. Each share of Preferred Stock may be converted into twenty shares of the Company's common stock ("Common Stock"). The Preferred Stock may be converted at the option of the Company if (i) the closing bid price of the Company's public traded common stock is at least $2.00 for no less than 20 of the preceding 30 trading days, and (ii) the shares of common stock that are to be received upon conversion of the Preferred Stock is registered or otherwise qualified for sale under applicable federal and state securities laws. Each Warrant will entitle the Holder to purchase one share of Common Stock at an exercise price (the "Exercise Price") of $1.00 per share exercisable any time prior to March 31, 2001. The Company agrees to file a registration statement with respect to its common stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants to permit the public sale thereof pursuant to applicable federal and state laws. The registration statement shall be filed no later than six (6) months following the earlier of the sale of all the Units or the termination of the Offering and the Company will use its best efforts to cause such registration statement to be declared effective by all applicable federal and state regulatory authorities. As used in this Agreement, the term "Memorandum" refers to a Private Placement Memorandum dated April 9, 1996, including all exhibits thereto. The Units, Preferred Stock, Common Stock and Warrants shall be as further described in the Memorandum and shall be sold on the terms and conditions as described herein and in the Memorandum.

                                   SECTION 2
                 Representations and Warranties of the Company

         In order to induce the Placement Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Placement Agent as follows:

         2.01. Private Placement Memorandum. The Memorandum with respect to the Units, copies of which have heretofore been delivered by the Company to the Placement Agent, has been carefully prepared by the Company in conformity with Regulation D ("Regulation D") or other applicable exemptions from the registration requirements promulgated pursuant to the Securities Act of 1933, as amended (the "Act"), and with comparable provisions of the securities laws of those states as may be reasonably requested by the Placement Agent. The Memorandum does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company does not make any representations or warranties as to information contained in or omitted from the Memorandum in reliance upon written information furnished on behalf of




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the Placement Agent specifically for use therein.  Any additional written information authorized by the Company to be provided to prospective purchasers shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.02 Financial Statements. Auditors, acceptable to the Placement Agent, have reviewed the audited financial statements contained in the Form 10-KSB attached as an exhibit to the Memorandum, are independent certificate public accountants. The Financial statements of the Company, together with related Schedules and Notes as set forth in the Memorandum, present fairly the financial position and the results of operations of the Company at the represented dates and for the represented periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles which have been consistently applied throughout the periods concerned except as otherwise stated therein.

         2.03 No Material Adverse Change. Except as may be reflected in or contemplated by the Memorandum, subsequent to the dates as of which information is given in the Memorandum, and during the Offering, (i) there shall not be any material adverse change in the business, properties, options to lease, leases, financial condition, management, or otherwise of the Company or in the Company's business taken as a whole, (ii) there shall not have been material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Memorandum; (iv) there shall not have been nor will there be any change in the capital stock or adverse change in the short-term or long-term debt (except current payments) of the Company; and (v) the Company has not and will not have paid or declared any dividends or other distributions.

         2.04. No Defaults. The Company is not in default in the performance of any material obligation, agreement or condition contained in any debenture, not or other evidence of indebtedness or any indenture or loan agreement of the Company, other than as set forth in the Memorandum or previously disclosed to the Placement Agent. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree or any government, governmental instrumentality, agency or body, arbitrator, tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the securities laws of any state or jurisdiction.

         2.05. Organization and Standing. The Company is, and at all times that Units are being sold pursuant to this Agreement will be, duly organized and validly existing in good standing as a corporation under the laws of its state of incorporation and with full power and authority to own its property and conduct its business, present and proposed, as described in the Memorandum; the Company has full power and authority to enter into this Agreement and to issue the securities comprising the Units and comprising compensation to the Placement Agent, and the Company is duly qualified and in good standing as a foreign corporation in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes such qualification necessary. The Company has paid all fees required by the Jurisdiction of organization and any jurisdiction in which it is qualified as a foreign corporation.





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         2.06.   Capitalization.  During the Offering, the capitalization of the Company shall consist of a total of no more than 11,000,000 shares of Common Stock of the Company issued and outstanding or subject to issuance upon the exercise of outstanding options, warrants or purchase rights or upon the conversion of outstanding convertible securities.

         2.07. Legality of Units. The Units and the securities comprising the Units have been duly and validly authorized and, when issued or sold and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable. The securities comprising the Units will conform in all material respects to all statements with regard thereto in the Memorandum. A sufficient number of shares of Common Stock of the Company has been reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants sold in this Offering.

         2.08. Prior Sales. No securities of the Company have been sold by the Company or by, or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company at any time prior to the date hereof, except as set out in the Memorandum. No prior securities sales by the Company or any affiliate are required to be integrated with the proposed sale of the Units such that the availability of regulation D or any other claimed exemption from the registration requirements of the Act would be made unavailable to the offer and sale of the Units.

         2.09. Litigation. There is and during the Offering there will be no action, suit proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company threatened which might result in judgments against the Company, or its officers, directors, employees or agents which the Company is obligated to indemnify, not adequately covered by insurance and which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company or would materially affect the properties or assets of the Company.

         2.10. Finder. No person has acted as a finder in connection with the transactions contemplated herein, and the Company will indemnify the Placement Agent with respect to any claim for finder's fees in connection herewith. The Company further represents that it has no management or financial consulting or advisory agreement with anyone except as set forth in the Memorandum. The Company additionally represents that no officer, director, or 5% or greater shareholder of the company is, directly or indirectly, associated with a National Association of Securities Dealers, Inc. member broker-dealer, other than such persons as the Company has advised the Placement Agent in writing are so associated.

         2.11. Contracts. Each contract to which the Company is a party and to which reference is made in the Memorandum or previously disclosed to the Placement Agent has been duly and validly executed, is in full force and effect in all material respects in accordance with their respective terms, and none of such contracts has been assigned by the Company; and the Company knows of no present situation or condition or fact which would prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

         2.12. Tax Returns. The Company has filed all federal, state and municipal tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All other taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes, including all federal and state withholding and FICA payments.





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         2.13.   Property.  Except as otherwise set forth in the Memorandum, the Company has good title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Memorandum as being owned by the Company, subject only to such exceptions as are not material and do not adversely affect the present or prospective business of the Company. All of the claims, options to lease, leases and subleases material to the business of the Company under which the Company holds or uses any real or personal property, including those described or referred to in the Memorandum, are in full force and effect, and the Company is not in default in respect of any of the terms or provisions of any such claims, options to lease, leases or subleases, and no claim of any sort has been asserted by anyone adverse to the Company's rights under any such claims, options to lease, leases or subleases or affecting or questioning the Company's rights to the continued possession of the claims, optioned, leased or subleased property covered by such claim, options to leas, lease or sublease.

         2.14. Authority. The execution and delivery by the Company of this Agreement has been duly authorized, and this Agreement is the valid, binding and legally enforceable obligation of the Company.

         2.15. Use of Proceeds. the Company will apply the proceeds from the sale of the Units to the purposes set forth in the Memorandum. the Company shall ensure proper application and stewardship of such proceeds.

         2.16. No Limitations on Payment of Dividends. Except as otherwise set forth in the Memorandum, there are no limitations, either contractual or otherwise, nor will the Company enter into any agreement with any other party, which prevents or limits the Company's ability to declare or pay dividends on its Common Stock.

                                   SECTION 3
                     Issue, Sale and Delivery of the Units

         3.01. Placement Agent Appointment. The Company hereby appoints the Placement Agent as its exclusive agent until May 15, 1996, which period may be extended for additional periods of up to sixty (60) days in the aggregate, by mutual consent of the Company and the Placement Agent (the "Sales Termination Date"), to solicit purchasers for up to 25,000 Units on a "best efforts" basis; and the Placement Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Units at the price of $20.00 per Unit, provided that the Company reserves the right to reject in good faith any prospective investor ("Investor") and no commission shall be payable to the Placement Agent in respect of any proposed sale to any rejected Investor. No other person will be or has been authorized to solicit purchasers for the Units, except those persons selected by the Placement Agent. Each Investor must subscribe for at least 1,000 Units ($20,000), and must certify to the Company that he is an "Accredited Investor" as defined in Rule 501(a) of Regulation D or otherwise satisfies all requirements mutually imposed by the Company and Placement Agent. Notwithstanding the above, the Company and the Placement Agent may mutually agree to accept a subscription for fewer than 1,000 Units.

         3.02. Subscription Agreement. Each Investor desiring to purchase Units will be required to complete and execute a Subscription Agreement and, if applicable, all other offering documents. The Placement Agent shall have the right to review such documents for each Investor and to reject the tender of any Investor which it deems not acceptable. All documents concerning any Investor the Placement Agent has not rejected will be promptly forwarded to the Company at the address set forth below. The Company, upon receipt of the documents, will determine within three (3) business days whether it wishes to accept the Subscription Agreement. Payment for the Units subscribed for in the Subscription Agreements which have been accepted by the Company may be utilized by the Company.





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         3.03    Allocation of Subscription.  Payment for the Units for which a subscription is rejected shall not be negotiated by the Company and shall be returned to the Investor by noon of the day following the rejection. If subscriptions are received for more than 25,000 Units, the Company may accept one subscription over another and/or allocate available Units among subscribers as it deems appropriate.

         3.04. Compensation of Placement Agent. In consideration for the Placement Agent's execution of this Agreement, and for the performance of its obligations hereunder, the Company agrees to pay the Placement Agent a commission of ten percent (10%) of the gross proceeds received from the sale of the Units ($2.00 per Unit). Any commissions payable to the Placement Agent under this paragraph shall be payable by the Company within two (2) days of the acceptance by the Company of a subscription. Notwithstanding the foregoing, the commission shall be five percent (5%) on any sale of Units directed in writing to the Placement Agent by the Company.

         The Placement Agent has previously assisted the Company in raising $250,000 through the sale of promissory notes of the Company. The sale of the promissory notes is separate from the Offering. To the extent that the holders exchange the promissory notes for preferred stock and/or other securities of the Company, the Company agrees to pay the Placement Agent, as additional commission, eight percent (8%) of the face amount of such promissory notes exchanged in connection with such transactions. Such exchanges, if any, shall be separate and apart from the Units being sold in the Offering and shall not affect any of the terms of the Offering.

         3.05. Delivery of Units. As soon as practicable after the sale of the Units, the Company shall deliver by mail to each Investor a certificate for the securities underlying the Units that have been purchased and which contains a legend conforming to the requirements of Rule 502(d)(3) under the Act.

         3.06. Non-Accountable Expense Allowance. The Placement Agent shall receive a non-accountable expense allowance equal to three percent (3%) of the gross proceeds of this Offering ($0.60 per Unit) payable at the same time as commissions are payable to the Placement Agent as provided above in Section 3.04.

         3.07. Obligations of Placement Agent. The Company agrees that the obligations of the Placement Agent under this Agreement: (i) shall not preclude the Placement Agent from contemporaneously participating in the offering or underwriting of securities of other issuers; (ii) shall not impose any obligation on the Placement Agent to require its registered representatives to offer or to sell the Units, (iii) shall require the Placement Agent to make an effort to find purchasers for the Units only to the extent the Placement Agent is motivated to do so by the compensation and other provisions of this Agreement, (iv) shall not otherwise limit or prevent the Placement Agent from carrying on its customary business as a securities broker-dealer, and (v) shall not require the Placement Agent to engage in any conduct which is violative of any law or industry standard of conduct applicable to the Placement Agent.

         3.09. Representations and Warranties. The parties hereto each represent that as of each sale of the Units the representations and warranties herein contained and the statements contained in all the certificates heretofore or simultaneously delivered by any party to another, pursuant to this Agreement, shall in all material respects be true and correct.

         3.10. Form D. The Placement Agent agrees that it will timely supply the Company from time to time with all information required from the Placement Agent for the completion of Form D to be filed with the Securities and Exchange Commission and such additional information as the Company may reasonably request to be supplied to the securities authorities of such states in which the Units have been qualified for sale or are exempt from qualification or registration. A copy of all such filings shall be delivered to the Placement Agent and counsel for the Placement Agent promptly prior to their being filed.





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                                   SECTION 4
                 Offering of the Units on Behalf of the Company

         4.01. Agent. In offering the Units for sale, the Placement Agent shall offer the Units solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth herein and in the Memorandum. The Placement Agent shall commence making such offers as an agent for the Company as soon after the date of the Memorandum (the "Offering Date") as it in its sole discretion may deem advisable; provided, however, that if the Placement Agent does not commence such offering within ten (10) business days after the Offering Date, it shall promptly advise the Company.

         4.02. Selected Dealers. The Placement Agent may offer and sell the Units for the account of the Company through registered broker-dealers selected by it ("Selected Dealers") and pursuant to a form of Selected Dealer Agreement between the Placement Agent and the Selected Dealers, pursuant to which the Placement Agent may allow such concession (out of its commissions) as it may determine. such Agreement shall provide that the Selected Dealers are acting as agents of the Company. On such sale or allotment by the Placement Agent of any of the Units to Selected Dealers, the Placement Agent shall require the Selected Dealer selling any such Units to agree to offer and sell the same on the terms and conditions of offering set forth in the Memorandum and in this Agreement.

                                   SECTION 5
                                   Memorandum

         5.01. Delivery and Form of Memorandum. The Company will procure, at its expense, as many copies of the Memorandum as the Placement Agent may reasonably require for the purposes contemplated by this Agreement and shall deliver said copies of the Memorandum within four (4) business days after execution of this Agreement at addresses, and in the quantity at each address, as specified by the Placement Agent. Each Memorandum shall be of a size and format as determined by the Placement Agent and shall be suitable for mailing and other distribution.

         5.02. Amendment of Memorandum. If during the offering any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the commencement of the Offering to amend or supplement the Memorandum to comply with the Act, the Company will immediately notify the Placement Agent thereof and the Company will prepare such further amendment to the Memorandum or supplemental or amended Memorandum or Memoranda as may be required and furnish and deliver to the Placement Agent, all at the cost of the Company, a reasonable number of copies of the supplemental or amended Memorandum which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Memorandum not misleading in the light of the circumstances existing at the time it is delivered.

         5.03. Use of Memorandum. The Company authorizes the Placement Agent and the Selected Dealers, if any, in connection with the offer and sale of the Units and all dealers to whom any of the Units may be sold by the Placement Agent or by any Selected Dealer, to use the Memorandum as from time to time amended or supplemented, in connection with the offering and sale of the Units and in accordance with the provisions of the Act, the Rules and Regulations thereunder and applicable state securities laws.





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                                   SECTION 6
                            Covenants of the Company

         The Company covenants and agrees with the Placement Agent that:

         6.01. Notification of Changes. After the date hereof, the Company will not at any time, whether before or after the date of the Memorandum, make any amendment or supplement to the Memorandum of which amendment or supplement the Placement Agent shall not have previously been advised and a coy of which shall not have previously been furnished to the Placement Agent a reasonable time period prior to the proposed date of such amendment or supplement, or which the Placement Agent or counsel for the Placement Agent shall have reasonably objected to in writing solely on the grounds that it is not in compliance with the Act or the Rules and Regulations or with other federal or state laws.

         6.02. Proceeding. The Company will promptly advise the Placement Agent, and will confirm such advice in writing, upon the happening of any event which, in the judgment of the Company, makes any material statement in the Memorandum untrue or which requires the making of any changes in the Memorandum in order to make the statements therein not misleading, and upon the refusal of any state securities administrator or similar official to qualify, or the suspension of the qualification of the Units for offering or sale in any jurisdiction where the Units are not exempt from qualification or registration, or of the institution of any proceedings for the suspension of any exemption or for any other purposes. The Company will use every reasonable effort to prevent any such refusal to qualify or any such suspension and to obtain as soon as possible the lifting of any such order, the reversal of any such refusal, and the termination of any such suspension.

         6.03. Blue Sky Memorandum. As a condition of closing, the Company will qualify the Units, or such part thereof as requested by the Placement Agent, for offer and sale and will take whatever action necessary in connection with filing or maintaining any appropriate exemption from such qualification or registration under the applicable laws of those states as may be selected by the Placement Agent and agreed to by the Company, and continue such qualifications and exemption in effect so long as required for the purposes of the offer and sale of the Units. The Company will cause a Blue Sky Memorandum to be prepared by counsel to the Company to be delivered to the Placement Agent prior to commencement of the Offering and thereafter as frequently as any changes occur therein. The Blue Sky Memorandum shall set forth those states or jurisdictions wherein the Units have been registered or otherwise qualified for sale or shall specify the exemption from registration that may be relied on for the offer and sale of the Units. The Blue Sky Memorandum will be promptly amended as necessary. The Company agrees that the Placement Agent and Selected Dealers, if any, may rely on the Blue Sky Memorandum in connection with the offer and sale of the Units.

         6.04. Agreement to Provide Information. The Company, at its own expense, will prepare and give and will continue to give such financial statements and other information to and as may be required by the Commission or the governmental authorities of states in which the Units may be qualified or exempt from qualification or registration.

         6.05. Costs of Offering. The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization and issuance of the Units, any taxes incident to the initial sale of the Units hereunder, the fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the preparation and printing of the Memorandum and any amendments or supplements thereto, the cost of preparing and printing all exhibits to the Memorandum, the Blue Sky Memorandum, the cost of furnishing to the Placement Agent copies of the Memorandum as herein provided, and the cost of any filing with the Commission or pursuant to state securities laws, including all filing fees.





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         6.06.   Use of Proceeds.  The Company will apply the proceeds from the sale of the Units to the purposes set forth in the Memorandum.

         6.07. Due Diligence. Prior to and during the Offering, the Company will cooperate with the Placement Agent in such investigation as the Placement Agent may make or cause to be made of the properties, business, management and operations of the Company in connection with the offering of the Units, and the Company will make available to the Placement Agent in connection therewith such information in its possession as the Placement Agent may reasonably request.

         6.08. Documentation. Prior to and during the Offering, the Company will deliver to the Placement Agent true and correct copies of the articles and bylaws of the Company and of the minutes of all meetings of the directors and shareholders of the Company held since inception; true and correct copies of all material contracts to which the Company is a party; and such other documents and information as is reasonably requested by the Placement Agent.
To the extent such documents had previously been provided, only amendment or updates need be furnished.

         6.09. Management Cooperation. The Company shall provide the Placement Agent, at any time, an opportunity to meet with and question management of the Company and authorize management of the Company to speak at such meetings as the Placement Agent reasonably requests.

         6.10. Periodic Reports. The Company will provide to the Placement Agent for not less than three (3) years following completion of the Offering, quarterly and annual financial statements, copies of all correspondence to shareholders and copies of all press releases or news items concerning the Company.

         6.11. Compliance with Conditions Precedent. The Company will use all reasonable efforts to comply or cause to be complied with the conditions precedent to the several obligations of the Placement Agent specified in this Agreement.

         6.12. Reports. The Company agrees to file with the Commission, and states where required, all reports on Form D in accordance with the provisions of Regulation D promulgated under the Act and to promptly provide copies of such reports to the Placement Agent and its counsel.

                                   SECTION 7
                                Indemnification

         7.01. Indemnification by Company. The Company shall indemnify and hold the Placement Agent and each manager, member, employee, representative, agent, surety, guarantor, and each person who controls the Placement Agent within the meaning of Section 15 of the Act, harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which they may become subject under the Act, as amended, or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are in connection with this Agreement and the Memorandum and related exhibits, except when the Placement Agent has been proven to be at fault due to fraud or negligence. The Company shall also indemnify and hold the Placement Agent and other indemnified person harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

         7.02. Notification to Company. The Placement Agent and other indemnified persons shall give the Company prompt notice of any such liability, claim or lawsuit which it contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim or lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.





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         7.03.   Indemnification by Placement Agent.  The Placement Agent shall indemnify and hold the Company and each officer, director, employee, representative, agent, surety, guarantor, and each person who controls the Company within the meaning of Section 15 of the Act, harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which they may become subject under the Act, as amended, or any other federal or sate statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are based upon any statement or omission from the Memorandum and related exhibits if such statement or omission was made in reliance upon information peculiarly within its knowledge and furnished in writing to the Company by the Placement Agent on its behalf specifically for use in connection with the preparation of the Memorandum, except when the Company has been proven to be at fault due to fraud or negligence. In addition, the Placement Agent shall also indemnify and hold the Company harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

         7.04. Notification to Placement Agent. The Company and other indemnified persons shall give the Placement Agent prompt notice of any such liability, claim or lawsuit which it contends is the subject matter of the Placement Agent's indemnification and the Placement Agent thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim or lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

         7.05. Indemnification of Selected Dealers. The Company agrees to indemnify Selected Dealers, if any, and its agents, officers, director, representatives, guarantors and sureties on substantially the same terms and conditions as it indemnifies the Placement Agent and Indemnified Persons pursuant to Section 7.01 provided that each such Selected Dealer agrees in writing with the Placement Agent to indemnify the Company and its agents, officers, directors, representatives, guarantors and sureties on substantially the same term sand conditions as the Placement Agent indemnifies the Company in
Section 7.03. The Company hereby authorizes the Placement Agent to enter into agreements with Selected Dealers providing for such indemnity by the Company.

         7.06. Contribution. If the indemnification provided for in Sections 7.01, 7.03 and 7.05 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under either such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Placement Agent or Selected Dealer on the other from the offering and sale of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent or Selected Dealer on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent or Selected Dealer on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total commissions received by the Placement Agent or Selected Dealer, as in the case set forth in the Memorandum. The relative fault of the Company and of the Placement Agent or Selected Dealer shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Placement Agent or Selected Dealer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Units sold by it and distributed exceeds the amount of any damages which such Placement Agent otherwise has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

         7.07. Limitation of Legal Expenses. Notwithstanding anything herein to the contrary, the indemnification for legal expenses included in Section 7.01, 7.03 and 7.05 shall be limited to the legal expenses of one law firm, except in the event of a bona fide conflict of interest, in which event such legal expenses shall be limited to the legal expenses of two law firms.

                                   SECTION 8
                           Effectiveness of Agreement

         8.01. This Agreement shall become effective upon execution by all parties hereto.

                                   SECTION 9
                Conditions of the Placement Agent's Obligations

         The Placement Agent's obligations to act as agent of the Company hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

         9.01. No Material Changes. Except as contemplated herein or as set forth in the Memorandum, during the period subsequent to the date of the last balance sheet included in the Memorandum the Company: (a) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the last balance sheet included in the Memorandum, and (b) except in the ordinary course of its business, the Company shall not have incurred any material liabilities, claims or obligations (direct or contingent) or disposed of any material portion of its assets, or entered into any material transaction or suffered or experienced any materially adverse change in its condition, financial or otherwise. The capital stock and surplus accounts, if any, of the Company shall be substantially the same as at the date of the latest balance sheet included in the Memorandum, without considering the proceeds from the sale of the Units, other than as may be set forth in the Memorandum and as previously disclosed to the Placement Agent, and except as the surplus reflects the result of continued losses from operations consistent with prior periods.

         9.02. Authorization. The authorization for the issuance of the securities comprising the Units and the use of the Memorandum and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Placement Agent.

         9.03. Opinion. The Company shall have furnished to the Placement Agent the opinion, dated as of the date of this Agreement and as of the termination date of the Offering and addressed to the Memorandum, the Company's certificate of incorporation, bylaws, and relevant corporate proceedings and contracts, and examination of such statutes they deem necessary and such other investigation by such counsel as they deem necessary to express such opinion.

                 (a) The Company and each subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of incorporation, and has the corporate power and authority to own its properties and to carry on its business as described in the Memorandum.

                 (b) The Company and each subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in all jurisdiction in which the character of the properties owned or held under lease or the nature of the business conducted requires such qualification and in which the failure to qualify would have a materially adverse effect on the business of the Company or respective subsidiary.

                 (c) On the basis of a review of the contents of the Memorandum and related matters, and based upon the advice of the Company, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Memorandum or any amendments to supplements thereto, and without expressing any opinion as to the financial statements or other financial data contained herein: (i) nothing has come to such counsel's attention which leads them to believe that the Memorandum, as amended or supplemented thereto made by the Company prior to completion of the Offering, do not comply as to form in all material respects with the requirements of applicable laws; (ii) nothing has come to their attention which leads them to believe that the Memorandum, as amended or supplemented by any such amendments or supplements thereto, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make statements therein; (iii) they do not know of any contract or other document required to be described in or filed as an exhibit to the Memorandum which is not so described in or filed as an exhibit to the
Memorandum which is not so described or filed; and (iv)    to the best of their
knowledge, no order suspending the Offering has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by any applicable regulatory authority.

                 (d) The authorized and outstanding capital stock of the Company is as set forth in the Memorandum; the Units, Preferred Stock, Common Stock, Warrants and Placement Agent's Warrants conform in all material respects to the statements concerning them in the Memorandum; the outstanding preferred and common stock of the Company contain no preemptive rights; the Units, Preferred Stock, Common Stock, Warrants and Placement Agent's Warrants have been, and the shares of Common Stock issuable upon exercise of the Warrants and Placement Agent's Warrants, will be, duly and validly authorized and, upon issuance thereof and payment therefore in accordance with this Agreement, validly issued, fully paid and nonassessable, and will not be subject to the preemptive rights of any shareholder of the Company.

                 (e) The Warrants and Placement Agent's Warrants have been duly and validly authorized and, when accepted and delivered by the Company, are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                 (f) A sufficient number of shares of Common Stock have been duly reserved for issuance upon conversion of the Preferred Stock and upon the exercise of the Warrants and the Placement Agent's Warrants.

                 (g) The issuance and sale of the Units and the Placement Agent's Warrants, the consummation of the transactions herein contemplated, and the compliance with the terms of this Agreement will not conflict with or result in a breach of incorporation or bylaws of the Company; nor, to their knowledge, will they conflict with or result in a breach of any of the terms, conditions, or provisions of any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any of its property is bound; or any existing law (provided this paragraph shall not relate to federal or state securities laws), order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental instrumentality, agency, body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over the Company or its property.

                 (h) This Agreement has been duly authorized and executed by the Company and is valid and binding agreement of the Company.

As to all factual matters, including without limitation the issuance of stock and warrant certificates and receipt of payment therefor, the states in which the Company transacts business, and the adoption of resolutions reflected by the Company's minute book, such counsel may rely on the certificate of an appropriate officer of the Company. Counsel's opinion as to the validity and enforceability of any such contract or agreement may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally and by equitable principles.

         9.04. Officers' Certificate. The Company shall furnish to the Placement Agent a certificate signed by the President and Chief Financial Officer of the Company, dated as of the date of this Agreement and as of the termination date of the Offering, to the effect that:

                 (a) The representations and warranties of the Company in the Agreement are true and correct in all material respects at and as of the date of this certificate, and the Company has complied in all material respects with all the agreements and has satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the date of the certificate.

                 (b) The respective signers have each carefully examined the Memorandum and any amendments and supplements thereto, and to the best of their knowledge and belief and in reliance on legal counsel and independent auditors, the Memorandum and any amendments and supplements thereto contain all statements required to be stated therein, and all statements contained therein are true and correct, and Memorandum nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, during the Offering, the Memorandum will be amended or supplemented to include all information necessary to be included in the Memorandum so that it does not inaccurate or misleading.

                 (c) No order prohibiting the offer or sale of the Units has been issued and, to the best of the knowledge of the respective signers, no proceeding for that purpose has been initiated or is threatened by the Commission or any applicable state.

                 (d) Except as set forth in the Memorandum, since the respective dates of the periods for which information is given in the Memorandum and prior to the date of the certificate, (i) there has not been any materially adverse change, financial or otherwise, in the affairs or condition of the Company, and (ii) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

                 (e) Subsequent to the date of the Memorandum, no dividends or distribution whatever have been declared and/or paid on or with respect to the Common Stock of the Company.

         9.05. State Qualification or Exemption. The Company shall use its best efforts to register or qualify the Units or secure any exemption from registration or qualification in those states reasonably requested pursuant to
Section 2.01, and such qualification or exemption shall be in effect and not subject to any stop order proceeding during the period in which the Units are being offered and sold.

         9.06. Satisfactory Form of Documents. All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Placement Agent, whose approval shall not be unreasonably withheld.

         9.07. Adverse Events. Between the date hereof and the termination of the Offering, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause, of such character as materially adversely affects its business or property considered as an entity, whether or not such loss is covered by insurance.

         9.08. Litigation. Between the dates hereof and the termination of the Offering, there shall be no litigation instituted or threatened against the Company and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, operations or financial condition or income of the Company.

         9.09. Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the statements made therein.

                                   SECTION 10
                                  Termination

         10.01. Failure to Comply with Agreement. This Agreement (i) may be terminated by either party hereto by notice to other party in the event that such party shall have defaulted, failed or been unable to comply with any terms, conditions or provisions of this Agreement required by the Company or the Placement Agent to be performed, complied with or fulfilled by it within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the non-defaulting party in writing or the defaulting party cures such default within three (3) days of receiving notice thereof; (ii) upon the sale of 25,000 Units; or (iii) upon the expiration of the period set forth in Section 3.01.

         10.02. Government Restrictions. This Agreement may be terminated by either party by notice to the other party at any time if, in the judgment of either party, payment for and delivery of the Units are rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the Boston Stock Exchange, NASDAQ Small Cap Market or trading in securities generally on such Exchange, Market, or Commission shall have been suspended, or a general moratorium shall have been established by federal or state authorities; or (ii) a war or other national calamity shall have occurred; or (iii) the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable in the judgment of the Placement Agent to proceed with this Agreement or with the sale of the Units. Any termination under this Section
10.02 prior to the sale of at least 12,500 Units by the Agreement dated March 3, 1996 between the parties as to any compensation not previously paid pursuant to the term of said Agreement.

         10.03. Liability on Termination. Any termination of this Agreement pursuant to this Section 10 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages on the part of any party thereto); except that the Company and the Placement Agent shall be obligated to pay, respectively, (i) all losses, claims, damages or liabilities, joint or several, under Section 7.01 in the case of the Company, Section 7.03 in the case of the Placement Agent and
Section 7.06 as to all parties and (ii) all compensation due the Placement Agent in connection with the sale of the units.

                                   SECTION 11
                Placement Agent's Representations and Warranties

         The Placement Agent represents and warrants to and agrees with the Company that:

         11.01. Registration. The Placement Agent is registered as a broker-dealer with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"). The Placement Agent is registered or otherwise qualified to sell the Units in each state in which the Placement Agent sells such Units or is exempt from such registration or qualification.

         11.02. Ability to Act as Agent. There is not now pending or, to the knowledge of the Placement Agent, threatened against the Placement Agent any action or proceeding of which the Placement Agent has been advised, either in any court of competent jurisdiction, before the NASD, the Securities and Exchange Commission or any state securities commission concerning the Placement Agent's activities as a broker or dealer, nor has the Placement Agent been named as a "cause" in any action or proceeding, any of which may be expected to have a material adverse effect upon the Placement Agent's ability to act as agent to the Company as contemplated herein.

         11.03. Terminate Agreement. In the event any action or proceeding of the type referred to in Section 11.02 above (except for actions referred to in the Memorandum) shall be instituted or, to the knowledge of the Placement Agent, threatened against the Placement Agent at any time prior to the effective date hereunder, or in the event there shall be filed or against the Placement Agent in any court pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Placement Agent makes an assignment for the benefit of creditors, the Company shall have the right on ten (10) days' written notice to the Placement Agent to terminate this Agreement without any liability to the Placement Agent except for compensation due for the sale of any Units preceding such termination.

                                   SECTION 12
                           Placement Agent's Warrants

         12.01. Warrants. The Company shall sell to the Placement Agent, for a total of $50.00, warrants to purchase that number of Units ("Placement Agent's Warrants") equal to 15% of the Units sold in the Offering. Each Placement Agent's Warrant will entitle the holder to purchase one (1) Unit (which Unit shall be identical to the Units offered hereunder) of the Company, exercisable at $20.000 per Unit. The Placement Agent's Warrants will be exercisable any time prior to March 31, 2001; and if the Placement Agent's Warrants are not exercised during this term, they shall, by their terms, automatically expire. The Placement Agent's Warrants shall be issued within three (3) days of the completion or termination of the Offering. The Company shall set aside and at all times have available a sufficient number of shares of its Preferred Stock to be issued upon the exercise of the Placement Agent's Warrants and the warrants comprising part of the Units shall set aside and at all times have available a sufficient number of shares of its Common Stock upon conversion of the Preferred Stock and exercise of the warrants comprising the Units underlying the Placement Agent Warrants. At the option of the Placement Agent, the Placement Agent's Warrants shall be represented by a separate warrant for each security comprising the Units.

         Notwithstanding the above, of the issuance of these Placement Agent's Warrants result in total potential outstanding common stock of the Company in excess of the number of shares authorized, which is presently 11,000,000, the issuance of said Placement Agent's Warrants will at all times be limited to the maximum number of shares issuable within the total authorized share limitation. If the Placement Agent's Warrants are limited as a result of this authorized share limitation, the Company will undertake, within 180 days of the earlier of the completion of or the termination of the Offering, to request shareholder approval for additional authorized shares of common stock in an amount which would allow the balance of the Placement Agents Warrants to be issued and the Company will continue to use its best efforts to obtain approval until all the Placement Agent's Warrants can be issued.

         12.02. Registration Rights. The Company agrees to file a registration statement with respect to its common stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants to permit the public sale thereof pursuant to applicable federal and state laws. The registration statement shall be filed no later than six (6) months following the earlier of the sale of all Units or the termination of the Offering and the Company will use its best efforts to cause such registration statement to be declared effective by all applicable federal and state regulatory authorities. Additionally, the Company understands and agrees that if, at any time during the seven-year period following completion or termination of the Offering, it should file a Registration Statement with the Commission pursuant to the Act, for a public offering of securities, either for the account of the Company or for the account of any other person, the Company at its own expense, will offer to holders of Placement Agent's Warrants or securities previously issued upon the exercise thereof, the opportunity to register or qualify for public offering the Placement Agent's Warrants and securities underlying the Placement Agent's Warrants. This paragraph is not applicable to a Registration Statement filed with the Securities and Exchange Commission on Forms S-4 or S-8 or any other inappropriate forms; nor does it apply to the public offering.

         In addition to the rights above provided, the Company will cooperate with the then holder(s) of the Placement Agent's Warrants and securities issued upon the exercise of the Placement Agent's Warrants, no more often than once-in any twelve (12) month period, in preparing and signing any Registration Statement other than the Registration Statement discussed above, required in order to sell or transfer the aforesaid Placement Agent's Warrants and underlying and shall supply all information required therefore, but such additional Registration Statement shall be at the then holder(s) cost and expense. The Company shall not be required to file the above-described registration statements if all of the securities to be registered thereby may be sold pursuant to Rule 144 under the Act or any successor rule.

                                   SECTION 13
                                     Notice

         Except as otherwise expressly provided in the Agreement:

         13.01. Notice to Company. Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company as provided below:

Integrated Security Systems, Inc.
Attn:  Gerald K. Beckmann, President
8200 Springwood Drive, Suite 230
Irving, TX  75063

with a copy to:

Haynes and Boone, LLP
David H. Oden, Esq.
901 Main Street, Suite 3100
Dallas, TX  75202-3789

         13.02. Notice to Placement Agent. Whenever notice is required by the provisions of this Agreement to be given to the Placement Agent, such notice shall be in writing addressed to the Placement Agent as follows:

Bathgate McColley Capital Group LLC
Attn:  Eugene C. McColley, Manager
5350 South Roslyn Street, Suite 380
Englewood, CO  80111

with a copy to:

Krys Boyle Golz Reich Freedman & Scott, P.C.
Attn:  Harold M. Golz, Esq.
600 17th Street, Suite 2700S
Denver, CO  80202

                                   SECTION 14
                                 Miscellaneous

         14.01. Benefits. This Agreement is made solely for the benefit of the Placement Agent, the Company, their respective agents, officers, directors, managers, members, representatives, guarantors, sureties and any controlling person referred to in Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Units.

         14.02. Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company or the Company's officers, as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Placement Agent contained in
Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Placement Agent or any affiliated persons thereof or any controlling person of the Company or of the Placement Agent, (ii) delivery of or payment for the Units and (iii) the completion or termination of this Offering, and any successor of the Company, the Placement Agent and Selected Dealers, or any controlling person, or other person, or other person indemnified by Section 7, as the case may be, shall be entitled to the benefits hereof.

         14.03. Governing Law. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws of the State of Colorado. The parties agree that any dispute which arises between them relating to this Agreement or otherwise shall be submitted for resolution in conformity with the Securities Arbitration Rules of the American Arbitration Association. The parties agree that the situs of an arbitration hearing before the arbitrators shall be held in a mutually agreeable situs.

         14.04. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original.

         Please confirm that the foregoing correctly sets forth the Agreement between you and the Company.

                                        Very truly yours,

                                        INTEGRATED SECURITY SYSTEMS, INC.


4/16/96                                 By:   /s/ Gerald K. Beckmann
- - ----------                                 -----------------------------------
Date                                          Gerald K. Beckmann, President

                                        Address for Notices:

                                        Integrated Security Systems, Inc.
                                        8200 Springwood Drive, Suite 230
                                        Irving, TX  75063


         We hereby confirm as of the date hereof that the above letter sets forth the Agreement between the Company and us.

                                        BATHGATE MCCOLLEY CAPITAL GROUP LLC


4/16/96                                 By:   /s/ Eugene C. McColley
- - ----------                                 -----------------------------------
Date                                          Eugene C. McColley, Manager